Exhibit 10.2

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Independent Auditors' report on the Financial Statements to the Members of Imperial Chemical Industries PLC
We have audited the consolidated balance sheets of Imperial Chemical Industries PLC and subsidiaries (“the Group”) as of 31 December 2002 and 2001 and the related consolidated profit and loss accounts, statements of total recognised gains and losses, statements of cash flow and reconciliations of movements in shareholders’ funds for each of the years in the three-year period ended 31 December 2002. These consolidated financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom and the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Group as of 31 December 2002 and 2001 and the results of the Group’s operations and cash flows for each of the years in the three-year period ended 31 December 2002, in conformity with generally accepted accounting principles in the United Kingdom.

As more fully described in note 1 to the financial statements, the Group has adopted FRS 19 ‘Deferred Tax’ in the year ended 31 December 2002. Consequently, the Group’s financial statements as of 31 December 2001 and 2000, and for each of the years in the two year period ended 31 December 2001 referred to above have been restated.

Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected the Group's results of operations for each of the years in the three year period ended 31 December 2002 and the Group’s shareholders’ equity as of 31 December 2002 and 2001, to the extent summarised in note 42 to the consolidated financial statements.

KPMG Audit Plc
Chartered Accountants
Registered Auditor
London
12 February 2003